Exhibit 99.3

1 MADE BY US USED BY THEM MADE BY US USED BY THEM MADE BY US USED BY THEM Critical Materials Critical Processes Critical Engineering Critical Manufacturing Strengthening America's Tungsten Supply Chain Department of War Investment and National Defense Stockpile Framework September 2026

Disclaimer 2 FORWARD-LOOKING STATEMENTS The information in this Presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical fact included in this presentation regarding our business strategy, plans, goals, and objectives are forward-looking statements. When used in this presentation, the words "believe," "project," "expect," "anticipate," "estimate," "intend," "budget," "target," "aim," "strategy," "plan," "guidance," "outlook," "intent," "may," "should," "could," "will," "would," "will be," "will continue," "will likely result," and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the current expectations of The Elmet Group Co. ("we," "us," "our," or the "Company") and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, associated with our business of critical materials components, critical materials refining and trading, and high-powered microwave engineering and manufacturing. These risks include, but are not limited to: our market opportunities and the potential growth of those markets; our strategy, expected outcomes and growth prospects; trends in our operations and industry markets; our ability to execute our growth strategy and successfully acquire and integrate potential acquisition targets; our future profitability, indebtedness, liquidity, access to capital and financial condition; our ability to service our current and future indebtedness; any inability to attract, train or retain employees with the requisite skills and experience; failure by us or our employees to obtain and maintain necessary security clearances or certifications; changes in U.S. government appropriations, procurement, contract or other practices or the adoption by governments of new laws, rules, regulations and programs in a manner adverse to us; the termination or nonrenewal of our government contracts and subcontracts, particularly those contracts with the U.S. government and the Department of War; our ability to achieve the anticipated benefits from the Department of War investment in us and related transactions, if at all; availability and volatility in the prices of raw materials and energy; our ability to remain in compliance with extensive laws and regulations that apply to our business and operations; the increased expenses associated with being a public company; changes in estimates used in recognizing revenue; internal system or service failures and security breaches; inherent uncertainties and potential adverse developments in legal proceedings, including litigation, audits, reviews and investigations, which may result in materially adverse judgments, settlements or other unfavorable outcomes; the future trading prices of our common stock; and other risks and uncertainties set forth in our filings that may be made with the SEC from time to time. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. No representation or warranty (express or implied) is made as to and no reliance should be placed on, any information, including projections, estimates, targets, or opinions contained herein and no liability whatsoever is accepted as to any errors, omissions, or misstatements contained herein. Please refer to the "Risk Factors" section of the Registration Statement on Form S-1 (File No. 333-294725), as amended and supplemented, and declared effective by the SEC on April 22, 2026, Part II, Item 1A. "Risk Factors" in our Quarterly Reports on Form 10-Q for the quarters ended April 3, 2026 and July 3, 2026, and our Current Reports on Form 8-K filed with the SEC on September 8, 2026 and September 14, 2026 for more information. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this Presentation. Except as otherwise required by applicable law, we disclaim any duty to update and do not intend to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Presentation. This presentation also includes certain forward-looking figures, including Projected Revenue and Projected Gross Margin, that management believes is useful in evaluating the Company's underlying economic trajectory and scalability of the Company's business model once the proceeds of the DoW investment are deployed. These figures are presented in connection with the strategic investments described herein. These figures are not financial measures prepared in accordance with U.S. GAAP and have not been audited or reviewed by the Company's independent auditors. They are provided solely for information purposes in connection with this presentation. Actual future revenue, gross profit, and gross margin may differ materially from these figures due to, among other factors: (1) the prevailing market price of ammonium paratungstate, (2) the timing of, and successful entry into, definitive documentation for the transactions discussed in this presentation, (3) the final terms of the definitive transaction documentation, (4) the completion and on-time ramp-up of key projects related to the DoW investment, including (i) U.S. facility upgrades, (ii) commercial agreements and strategic offtakes, and (iii) the APT refining facility, (5) the closing and long-term expectations of existing operations and the Schwabmünchen facility, (6) cost fluctuations, supply-chain conditions, or operational efficiencies, (7) timing of revenue recognition, (8) changes in customer purchasing behavior, customer cancellations, and demand for our products generally, (9) customer acquisition rates and competitive dynamics, and (10) other risks and uncertainties set forth in our filings that may be made with the SEC from time to time. These figures are included solely to assist investors in understanding management's view of the Company's operating trajectory in the context of the strategic transactions discussed in this presentation. They should not be considered in isolation, as a substitute for, or superior to, the Company's historical financial results prepared in accordance with U.S. GAAP, or as a guarantee of future performance. Investors are strongly encouraged to review the Company's complete financial statements, risk factors and all other information contained in set our filings that have been made and may be made with the SEC from time to time. MARKET AND INDUSTRY DATA This Presentation has been prepared by the Company and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Although the Company believes these third-party sources are reliable as of their respective dates for the purposes used herein, neither we nor any of our affiliates, directors, officers, employees, members, partners, stockholders or agents make any representation or warranty with respect to the accuracy or completeness of such information. Although we believe the sources are reliable, we have not independently verified the accuracy or completeness of data from such sources. Some data is also based on the Company's good faith estimates, which are derived from our review of internal sources as well as the third-party sources described above. Additionally, descriptions herein of market conditions and opportunities are presented for informational purposes only and there can be no assurance that such conditions will actually occur or result in positive returns.

3 Tungsten & Molybdenum Materials and Components U.S. Leader for Key Critical Materials Supply Chain One of the world's largest manufacturers of high-performance refractory metals, with nearly a century of experience Only U.S.-owned and U.S.-based manufacturer of highly engineered critical materials components for essential industries New investment from Department of War Domestic production capacity upgrades and expansion Acquisition of new European manufacturing base Strategic investments in tungsten supply chain Long-term supplier to top U.S. government programs Difficult-to-replicate asset base developed over decades U.S.-centric operations with clear growth plan Strong and dedicated supply chain network The Elmet Evolution

The Elmet Group Business Overview

THE ELMET GROUP

Business Segments

ENHANCED / NEW PRODUCTS

Critical Materials Components ("CMC")


Expanding U.S. capacity and establishing European stronghold

Vertically integrated manufacturer of critical refractory materials specializing in tungsten, molybdenum and specialized alloys

Select CMC Products

- Foil
- Powder
- Plate
- Rod
- Cubes
- Furnace Boats
- Balance Weights
- Thoriated Wire (NEW)
- Coil (NEW)

INCREASED PROGRAM EXPOSURE

Engineered Microwave Products ("EMP")


New developments open reach into adjacent radar platforms

Provider of highly engineered radio frequency ("RF") systems, components and engineering services

Select EMP Products

- Waveguide Components
- Coaxial Components
- Ultra-High Vacuum Components
- Microwave Generators
- Microwave Systems
- Custom RF

NEW

Elmet Refining & Trading ("ERT")


Creating national leader for tungsten supply

New division managing all ammonium paratungstate ("APT") conversion capacity and mine offtake agreements

Select ERT Products

- Tungsten Concentrate
- Blue Tungsten Oxide (BTO)
- Sodium Tungstate

Manages all APT conversion capacity

Administers all mine offtake agreements

Supplies Defense Logistics Agency (DLA)

ELMT

4

European Expansion: Schwabmünchen Acquisition

Elmet has agreed to acquire ams OSRAM's Schwabmünchen metal production operations, which establishes a strategic, integrated tungsten and molybdenum manufacturing base in Europe with smart manufacturing capabilities

Transaction Detail

- Elmet is acquiring the plant equipment, process IP and inventory, as well as assuming certain employees and associated assets & liabilities
  - Demonstrates Elmet continues to be the "acquiror of choice" in the industry
- 2-year framework contract manufacturing agreement to supply ams OSRAM
- Elmet to lease plant facility for a nominal amount for ten years, with renewal options
- Transaction is expected to close in Q1 2027
- Acquired business will be consolidated under CMC division



Operational Since: 1961 | Production Area: 26,800m²

Fully-Integrated Facility Capabilities

- **Powder Formation**
- **Pressing**
- **Sintering**
- **Swaging / Drawing**
- **Finishing**
- **On-Site Materials Lab**

ELMT

Note: No DoW funding will be allocated to the ams OSRAM asset acquisition.

5

6 Landmark Transaction to Secure U.S. Tungsten Supply Chain ✓ Upgrade existing CMC facilities and expand downstream capacity ✓ Build out midstream processing capabilities for APT – all other U.S. APT plants are foreign- owned and/or tungsten carbide focused ✓ Strengthen U.S. critical materials supply chain ✓ Prepare the business for upcoming missile replenishment cycle ✓ Increase overall market competitiveness ✓ Provide further control over input costs ✓ Align capital deployment with key milestones ✓ Maintain capital structure flexibility through redemption adjustment feature Total DoW Investment • $450 million Funding Schedule • $200 million at close, followed by five, $50 million tranches at 6-month intervals based on project spend Securities(1) • Class A Redeemable Preferred Equity • Warrants for 19.9% of post-deal common stock Dividend Rate • 5.5% per annum, paid-in-kind (PIK) Redemption Adjustment • Partial repayment of preferred balance based on value of penny warrants when exercised (up to the full-face value of the preferred) Board Representation • DoW shall appoint one independent board director and one non-voting board observer (1) Preferred equity issued at each tranche closing, warrants issued at initial closing. Summary Investment Terms DoW Investment Expected to Allow Elmet To: First initiative of the DoW's Economic Defense Unit aligns public and private capital to strengthen America's tungsten supply chain while creating long-term value for Elmet, the U.S. government and taxpayers

Global Tungsten and Molybdenum Demand Remains Strong

Global Tungsten Demand[1]

($ in B)



+7.0% CAGR
$5.0 - $5.5
$7.0 - $8.0
2024
2030

Critical Use Cases

- Ordnance Systems
- Aircraft Systems
- Surgical Robots
- Heat Sinks

Global Molybdenum Demand[2]

($ in B)



+4.0% CAGR
$4.5 - $5.0
$5.7 - $6.3
2024
2030

Critical Use Cases

- Satellite Systems
- Chip Production
- Missile Systems
- Medical Devices

Advanced Properties of Critical Materials

- Heat resistance and dimensional stability
- Low thermal coefficient of expansion
- High corrosion resistance
- High density and high strength
- Shielding of X-ray and gamma radiation
- Great electrical and thermal conductivity

(1) Stellar Market Research.
(2) Merchant Research and Straits Research.

ELMT 7

Solving Urgent Tungsten Supply Chain Challenges is Critical 8 • China controls more than 85% of the current supply of tungsten, making the tungsten market susceptible to manipulation Significant Concentration Risk • Recent foreign export restrictions on tungsten and other critical materials have led to significant global supply tightening and price volatility Foreign Export Restrictions • Western tungsten supply chains have historically experienced underinvestment, which has necessitated investments to modernize existing facilities Underdeveloped Supply Chain • Other than Elmet, there are no U.S.-owned vertically integrated producers of tungsten servicing the same breadth of critical end markets Lack of U.S.-Owned Producers • Tungsten is a critical material used in key U.S. defense and government programs with long qualification periods because of stringent performance and compliance requirements Strict National Security Rules Elmet's vertically integrated U.S. production, diversified global supply and expanded U.S. and European capacity positions us to begin addressing these challenges

Strategic Capital Deployment of DoW Investment

THE ELMET GROUP

Proceeds to be allocated toward expanding and fortifying existing operations while strengthening domestic supply chains for critical tungsten and molybdenum products

$450M
DoW Committed Investment

$165M+
CMC Facility Upgrades

~$100M
Strategic Investments in Elmet Refining & Trading

~$75M
APT JV Investment

~$75M
Blue Moon Investment & Commercial Agreement

~$35M
Fees, Expenses & Other

Investments in Existing CMC Facilities

- Expand capacity for Patriot PAC, PrSM, Phalanx, SLAP, F-35 and rocket components
- Increase output of tungsten heavy alloy balance weights and 5X powder capacity and products
- Modernize infrastructure across Coldwater, Euclid and Lewiston facilities

Creation of Elmet Refining & Trading

- Develop the first independent (non-tungsten carbide-focused) APT plant in the U.S. at the Blue Moon Springer Nevada site (expedited restart of former General Electric facility)
- Pursue strategic, diversified feedstock portfolio through future equity investments and long-term offtakes
- Create an integrated platform to source, refine, trade and allocate tungsten
- Enables further exploration and continued development of supply chain with key critical materials partners

ELMT

9

Defense Logistics Agency Awards Elmet IDIQ Contract

Defense Logistics Agency ("DLA") Strategic Materials

- DLA manages end-to-end global defense supply chain from raw materials to end user disposition
- Strategic Materials is the leading agency for planning, procurement and management of materials critical to national security

Key Terms for Tungsten Stockpile Agreement

Up to $2 Billion *Total IDIQ Contract*	**$150 Million** *Funded Commitment*
5 Years + 2 Years *Base Term + Option Years*	**3+** *Approved Source Mines*

Elmet does not intend to begin delivering material into the National Defense Stockpile until sufficient incremental new supply is available

Strategic Importance for Elmet

1. **Secures resilient, long-term APT demand for ERT segment**
2. **Enhances government relationship and strengthens business positioning**
3. **Backstops refining volumes and de-risks investments**

Note: IDIQ stands for Indefinite Delivery, Indefinite Quantity.

ELMT 10

Planned Upgrade and Expansion of Existing CMC Facilities 11 Euclid, Ohio Coldwater, Michigan Lewiston, Maine Expected Key Benefits Expanding capacity for powder and key defense programs Dedicated capacity reserved for new opportunities Accelerating qualifications as the U.S. tungsten leader Strengthening critical asset base New equipment capable of servicing multiple end markets Investment Focus $165M+ Capex Investment Expanding capacity and improving resiliency of existing CMC facilities • MAC related infrastructure & capacity (Patriot PAC, PrSM, Frag Spheres, rocket components, etc.) • Increased capacity for tungsten heavy balance weights • Increased capacity for Phalanx & SLAP • F-35 program components • Powder production capabilities • General infrastructure upgrades across Coldwater, Lewiston and Euclid

CMC Capacity Expansion Across U.S. Facilities 12 $165+ million investment expected to expand capacity across Lewiston, Coldwater and Euclid to meet growing U.S. defense demand, capitalize on the megatrends shaping our other end markets and enhance business resilience throughout market cycles Capacity Uplift 5X Tungsten powder production capacity ~570,000 sq. ft. U.S. manufacturing footprint across three facilities 125+ Key U.S. defense programs supported Capacity for critical and new programs and opportunities Capacity Additions by Product Line Tungsten Powder — 5X production capacity; the foundational input for all downstream CMC products Missile & Munitions Components — Patriot PAC, PrSM, frag spheres and rocket components (MAC-related infra.) Tungsten Wire — Resilient capacity for radar, missile and aircraft defrost wire Tungsten Heavy Alloy Balance Weights — Increased tungsten heavy alloy output for key aircraft (fixed and rotary) F-35 Program Components — Dedicated capacity for F-35 requirements Expected Expansion Timeline 2026 DoW investment closes; initial funding released 2027 Equipment procurement, installation and facility modernization 2H'28 Expanded capacity begins coming online for defense programs 2031 Full run-rate across upgraded U.S. facilities European capacity: Schwabmünchen acquisition adds a ~290,000 sq. ft. integrated facility (expected close Q1 2027)

Formation of Elmet Refining & Trading ("ERT") Segment 13 APT Refining Facility To secure tungsten from trusted suppliers, enabling mine to missile capabilities Restarting and operating APT refining facility in Nevada to support U.S. tungsten supply chain Independent APT plant supporting U.S. mines Strategic reserve capacity for USA JV majority owned by Elmet Strategic Offtake Agreements Securing qualified feedstock from Blue Moon, EQR and others while capturing value from market opportunities Significant, long-term offtake agreements Stronger critical materials supply chain Low-overhead business model DLA IDIQ contract to support DLA Strategic Materials tungsten stockpile

~$75M APT JV Investment — Elmet majority- owned (70%) JV to restart and operate the APT plant ~$75M Blue Moon Investment — Equity investment and commercial agreement with Blue Moon Metals (TSXV: MOON; Nasdaq: BMM) Long-Term Mine Offtake — ~1–3k tpa of tungsten concentrate from the Springer Mine Targeted APT Restart — 1H 2029 Blue Moon Springer APT Restart 14 Expedited restart of the former General Electric (GE) mine and APT plant to create the first independent APT facility in the U.S. Springer Complex – Pershing County, NV Historic tungsten mine with existing flotation mill and APT circuit, originally built by GE in 1979–82 ~4,000 tpa APT refining capacity Brownfield restart of existing infrastructure Springer Mine to be owned and operated by Blue Moon Transaction Structure Strategic Value First independent U.S. APT plant — other U.S. APT capacity is foreign- owned and/or carbide-focused Hub for U.S. mines — ability to process concentrate from other Western U.S. tungsten mines Strategic reserve capacity — anchors DLA IDIQ stockpile deliveries for the U.S. Control of input costs — majority owned and operated by Elmet Restart timing subject to engineering, permitting, construction and other customary conditions

Vertically Integrated Critical Materials Components Operations Enable High Quality and Greater Control

THE ELMET GROUP

CMC Vertically Integrated Engineering-to-Production Process

Mining Raw Materials

Mining

Mining locations / investment:

- USA ★
- Spain ★
- Chile
- Vietnam
- Australia ★

NEW – APT Chemical Refining

Digestion and Crystallization

APT refining locations:

Past 10 years and ongoing

Masan

(long term strategic and commercial partner)

2028

Nevada

(joint venture)

ENHANCED – Metal Powder Processing

Refining the Metal Powder

Key powder metallurgy processes:

- Mixing & Alloying
- Spray Drying
- Spheroidization
- Thermal Reduction
- Plasma Densification

ENHANCED – Consolidation & Transformation

Melting, Pressing, Sintering

Key transformative processes:

- Melting
- Mechanical Pressing
- Cold & Hot Pressing
- Sintering

ENHANCED – Thermomechanical Processing

Shaping, Deforming, Heat Treating

Key thermomechanical processes:

- Cold & Hot Rolling
- Swaging
- Extruding
- Forging
- Drawing

ENHANCED – Machining & Fabrication

Cutting, Machining, Finishing

Key final fabrication processes:

- Bending & Forming
- Laser Cutting
- 5+ Axis Machining
- Assembly and Testing
- Finishing, QC Shipping

APT joint venture provides new refining expertise, which is expected to enhance overall value chain and shorten typical cycle time from mine to finished component for critical defense applications by ~3 months

★ *Investment or long-term offtake*

ELMT

15

Well-Positioned for New U.S. Defense Sourcing Requirements 16 As U.S. defense sourcing for critical materials continues to tighten, DoW investment enables Elmet to be the provider-of- choice for tungsten, strengthening U.S. supply chain resiliency Critical Material Restrictions Limited number of trusted suppliers given current sourcing restrictions • U.S. restricts sourcing specific tungsten materials from China, Russia, Iran and North Korea ("CRINK") • Restrictions on molybdenum added under 2026 National Defense Authorization Act • Beginning January 1, 2027, U.S. defense procurement rules set to restrict tungsten sourced from CRINK nations in key military applications Elmet's Strategic Positioning Sole U.S.-owned supplier of critical materials components for a wide range of essential industries ✓Fully-integrated manufacturer of tungsten and molybdenum products ✓Multiple sources of feedstock and conversion capacity supporting U.S. supply chain ✓Supplier to key U.S. defense programs including Patriot, PrSM, Javelin, AEGIS, Trident II, THAAD, NGI, GMLRS, Virginia / Columbia Class Subs and more

THE ELMET GROUP

Long-Term Investment and Operational Framework


Initial Funding
Start of Operations
Expected Timeline of Investment and Operations
2026
2027
2028
2029
2030
2031
CMC
Existing Operations
Schwabmünchen Facility
U.S. Facility Upgrades
EMP
Existing Operations
ERT
Current Commercial Agreements / Strategic Offtake
APT Refining Facility

	2031 Projected Revenue ($M)	2031 Projected Gross Margin
CMC	~$625 - $675	~26 - 29%
EMP	~$50 - $70	~35 - 38%
ERT	~$850 - $950	~10 - 15%
Total	~$1.5B - $1.7B	~18 - 22%

Elmet becomes the sole U.S.-owned, vertically integrated supplier with a clear pathway to expanding market share in defense end-markets

Note: Projected figures based on Elmet's internal estimates and assumptions for 2031. Figures assume a long-term APT price of $1,500 per MTU per Fastmarkets and the completion and on-time ramp-up of key projects related to the DoW investment including (i) U.S. facility upgrades, (ii) commercial agreements / strategic offtakes and (iii) the APT refining facility. Figures also reflect the company's long-term expectations of existing operations and the Schwabmünchen facility. These projections are for informational purposes only and have not been prepared in accordance with U.S. GAAP. Actual results may differ materially.

ELMT 17

Key Takeaways from Elmet's Strategic Expansion 18 Landmark $450M DoW Investment First initiative of the DoW's new Economic Defense Unit; milestone-based funding with capital structure flexibility and interests aligned through the DoW's equity stake $165M+ to Expand U.S. Manufacturing Capacity 5X tungsten powder capacity and expanded output for Patriot PAC, PrSM, Phalanx, SLAP, F-35 and other programs across Lewiston, Coldwater and Euclid facilities Elmet Refining & Trading Creates a Mine-to- Missile Platform First independent U.S. APT plant at the Blue Moon Springer site, backed by long-term offtake agreements DLA IDIQ Contract Anchors Demand Up to $2 billion contract with a $150 million commitment to supply the National Defense Stockpile as incremental new supply comes online European Expansion Through Schwabmünchen Integrated tungsten and molybdenum manufacturing base in Germany, expected to close Q1 2027 (no DoW funding) Positioned as the Tungsten Leader for the U.S. and its Allies Sole U.S.-owned, vertically-integrated supplier as CRINK sourcing restrictions take effect January 1, 2027 Enhancing domestic manufacturing capacity and reducing foreign dependence on critical minerals

19 Capitalizing on Global Trends Including Defense Fortification, Clean Energy Transition and Supply Chain Reshoring 1 Sole U.S. Owned Supplier of Certain Highly Engineered Critical Materials Components Empowering Critical End Markets 2 Vertically Integrated and Scaled Operations Supported by a Dedicated Engineering Team 3 Difficult-to-Replicate Asset Base Paired with Specialized Production Capabilities 4 Experienced Management Team with Proven History of Executing Successful Organic Growth Strategy and Synergistic Acquisitions 5 Critical to U.S. Material Independence Accelerating Defense Qualifications Mine to Missile Capabilities Est. $1+ Billion in Replacement Value(1) Proven Record of Long-Term Growth (1) Replacement value based on Elmet's internal estimates. Uniquely Positioned to Strengthen Tungsten Supply Chain for the U.S. and its Allies

Announcing Elmet's Investor Business Update 20 Investor Business Update Thursday, September 24, 2026 Details to follow

Critical Materials Critical Processes Critical Engineering Critical Manufacturing The Elmet Group | www.theelmetgroup.com MADE BY US USED BY THEM MADE BY US USED BY THEM MADE BY US USED BY THEM 21